UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017 (April 12, 2017)

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

The Board of Directors (the “Board”) of Fred’s, Inc. (the “Company”) extended the deadline to nominate directors to the Board and propose other business for consideration at the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”) from April 15, 2017 to April 21, 2017. Director nominations and proposals of other business submitted at or prior to 5:00 p.m. Central Time on April 21, 2017 and otherwise complying with the Company’s bylaws and applicable law will be considered timely.This waiver and extension of the advance notice deadline is applicable only for the 2017 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.

Date:	April 12, 2017	By:	/s/ Rick J. Hans
		Name:	Rick J. Hans
		Title:	Executive Vice President, Chief Financial Officer and Secretary